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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITOR'S CONSENT


     We consent to the incorporation by reference in this Registration Statement of ABC Bancorp on Form S-3 of our report, dated January 23, 2001 and February 23, 2001, appearing in the Annual Report on Form 10-K of ABC Bancorp for the year ended December 31, 2000. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus, which is part of this Registration Statement.



                                                     /s/ Mauldin & Jenkins, LLC

Albany, Georgia
September 7, 2001